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EXHIBIT 10.49

                        MEMBER INTEREST PLEDGE AGREEMENT


                  This MEMBER INTEREST PLEDGE AGREEMENT, dated April 13, 2006 (this "AGREEMENT"), is made by PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company ("PLEDGOR"), in favor of HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A., a national banking association, as the Administrative Agent to the Lenders (as defined below) (together with its successors and permitted assigns in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Pacific Ethanol Madera LLC, a Delaware limited liability company ("Borrower"), was formed to develop, own and operate an approximately 35 million gallon-per-year dry mill ethanol production facility to be located in Madera, California (the "PROJECT"), and other related businesses;

                  WHEREAS, Borrower has entered into the Construction and Term Loan Agreement, dated April 10, 2006 (as the same may be amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), by and among Borrower, the lenders from time to time party thereto (the "LENDERS") and the Administrative Agent, pursuant to which the Lenders have agreed to make certain loans to Borrower; and

                  WHEREAS, it is a condition precedent to the Lenders making any loans pursuant to the Loan Agreement that Pledgor enter into this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the loans pursuant to the Loan Agreement, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to those terms in
Schedule X hereto, and the rules of construction set forth in Schedule X govern this Agreement. In the event of any inconsistency expressed or implied between this Agreement and the Loan Agreement, the Loan Agreement will govern the interpretation and implementation of this Agreement.

                  Section 2. PLEDGE. As security for the prompt and complete payment and performance when due of:

                  (a) the Obligations (whether due because of stated maturity, acceleration, mandatory prepayment or otherwise); and

                  (b) all obligations of Pledgor under this Agreement;



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(in each case, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) (collectively, the "SECURED OBLIGATIONS"), and to induce the Lenders to make the Loans, Pledgor hereby pledges and grants to the Administrative Agent on behalf of the Lenders a continuing First-Priority Lien on and security interest in the following (collectively, the "PLEDGED COLLATERAL"):

                  (i) all of Pledgor's membership interests in Borrower (the "PLEDGED INTERESTS"), and all of Pledgor's rights, privileges, authority and powers as an owner of the Pledged Interests;

                  (ii) all additional membership interests, shares, securities and/or equity interests in Borrower, and all warrants, rights and options to purchase or receive any membership interests, shares, securities and/or equity interests in Borrower, in each case that Pledgor at any time owns or acquires or in which Pledgor at any time obtains any right, title or interest;

                  (iii) all certificates, instruments or other writings, whether now existing or hereafter arising, representing or evidencing the Pledged Interests or other equity interests described in clauses (i) and (ii) above;

                  (iv) the right to receive any distribution in respect of the property described in clauses (i) and (ii) above, whether now owned or hereafter acquired, including without limitation the rights to receive any payment in connection with the declaration or payment of any dividend or distribution in respect of any such property, or the purchase, redemption or other retirement of any Pledged Interests or other equity interests of any class in Borrower, or of options, warrants or other rights for the purchase of such Pledged Interests or other equity interests, directly or indirectly through a subsidiary or parent or otherwise;

                  (v) all of Pledgor's capital or ownership interest, including any capital accounts, in Borrower, and all of Pledgor's accounts, deposits or credits of any kind with Borrower; and

                  (vi) any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and all products and proceeds thereof (including without limitation whatever is received upon the sale, exchange, collection or other disposition of the Pledged Collateral or proceeds, including insurance payable by reason of loss, damage or other event affecting the Pledged Collateral, and all "proceeds," as such term is defined in the UCC) and all dividends, interest, revenues, income, distributions and proceeds of any kind, whether cash, instruments, securities or other property, received by or distributable to Pledgor in respect of, or in exchange for, the Pledged Interests or any other Pledged Collateral;


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PROVIDED, that any distributions or payments (whether in the form of cash, instruments or otherwise) properly made by Borrower to Pledgor in accordance with the Loan Documents will not constitute Pledged Collateral and will be free and clear of the Administrative Agent's Liens (as defined below) for all purposes.

The security interest granted to the Administrative Agent pursuant to this Agreement extends to all Pledged Collateral of the kind that is the subject of this Agreement that Pledgor may acquire at any time during the continuation of this Agreement, whether such Pledged Collateral is in transit or in Pledgor's, the Administrative Agent's or any other Person's constructive, actual or exclusive control or possession.

                  Section 3. CONTINUING SECURITY INTEREST. This Agreement creates a continuing security interest in the Pledged Collateral and will remain in full force and effect until the payment or satisfaction in full of the Secured Obligations (exclusive of any indemnification or other obligations which are expressly stated in any Loan Document to survive termination of the Loan Documents). If, at any time for any reason (including the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or Borrower, or the appointment of any intervener or conservator of, or agent or similar official for, Pledgor, Borrower or any of their respective properties), any payment received by the Administrative Agent or the Lenders in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or the Lenders, this Agreement will continue to be effective or will be reinstated, if necessary, as if such payment had not been made.

                  Section 4. DELIVERY OF CERTIFICATES. Pledgor agrees to deliver to the Administrative Agent, promptly upon receipt thereof, all certificates and instruments evidencing or representing the Pledged Interests or any other Pledged Collateral, in each case properly endorsed in blank and in suitable form for transfer by delivery and accompanied by undated instruments of transfer endorsed in blank, in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent will hold such certificates and instruments until the Secured Obligations have been paid and satisfied in full (exclusive of any indemnification or other obligations which are expressly stated in any Loan Document to survive termination of the Loan Documents), at which time such certificates and instruments will be promptly returned to Pledgor. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), the Administrative Agent will have the right to exchange certificates or instruments evidencing or representing the Pledged Interests or any other Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  Section 5.  CONTRACTUAL OBLIGATIONS.  Pledgor agrees that:

                  (a) its liabilities and obligations in respect of the Pledged Collateral will not be affected by this Agreement or any other Document to which Pledgor is a party (this Agreement and such other Documents are herein referred to, collectively, as the "PLEDGOR DOCUMENTS"), the Lien on the Pledged Collateral created in favor of the Administrative Agent pursuant to this Agreement (the "ADMINISTRATIVE AGENT'S LIEN") or the exercise by the Administrative Agent of any of its rights under and in accordance with any Pledgor Document;


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                  (b) unless expressly agreed in writing, neither the
Administrative Agent nor the Lenders will have any liabilities or obligations of Pledgor as a result of any Pledgor Document, the exercise by the Administrative Agent of its rights under and in accordance with any Pledgor Document or otherwise; and

                  (c) the Administrative Agent has no obligation to enforce any obligation, liability or claim with respect to the Pledged Collateral, or to take any other action with respect to the Pledged Collateral, except as expressly set forth in this Agreement.

                  Section 6. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants on the date hereof as follows to the Administrative Agent:

                  (a) EXISTENCE; AUTHORITY.

                           (i) Pledgor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a limited liability company and is in good standing in each jurisdiction in which such qualification is necessary in view of its current or proposed business and operations or the ownership of its properties (except to the extent that such non-qualification could not reasonably be expected to have a Material Adverse Effect).

                           (ii) Pledgor has all necessary rights, franchises, privileges, power and authority to execute, deliver and perform its obligations under this Agreement, and to conduct its business as currently conducted and as proposed to be conducted (except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect). Pledgor has taken all necessary limited liability company action to execute, deliver and perform its obligations under this Agreement and to grant the Lien in favor of the Administrative Agent created hereby, and this Agreement has been duly executed and delivered by Pledgor and constitutes the legally valid and binding obligation of Pledgor, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general principles of equity.

                  (b) PLEDGED INTERESTS; CAPITALIZATION OF BORROWER.

                           (i) The Pledged Interests constitute all of the issued and outstanding membership interests, shares or other ownership interests of any class or character of Borrower and such membership interests are and have been duly and validly authorized, issued and subscribed and are fully paid and non-assessable.

                           (ii) Borrower does not have outstanding (A) any securities convertible into or exchangeable for any membership interests of Borrower or (B) any rights to subscribe for or to purchase, or any options, warrants or other rights to acquire any membership interests of Borrower or securities convertible into or


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         exchangeable or exercisable for any membership interests of Borrower, or any agreements, arrangements or understandings providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any membership interests of Borrower, except for any such rights, options, warrants or other arrangements made in favor of or exercisable by the Administrative Agent in accordance with the Documents.

                  (c) NAME, ADDRESS AND RECORDS. The name of Pledgor set forth in the first paragraph of this Agreement is the true, correct and complete name of Pledgor and Pledgor does not conduct business under any other name or tradestyle. The legal address of Pledgor and the address of its chief executive office and principal place of business is 5711 N. West Avenue, Fresno, California 93711. Pledgor keeps all of its records and all documents evidencing or relating to the Pledged Collateral at such address. Borrower keeps all records and documents relating to the Pledged Collateral at 31470 Avenue 12, Madera, California 93638.

                  (d) NO VIOLATIONS, DEFAULTS OR LIENS.

                           (i) Pledgor (A) is not in violation of or default under any of its or of Borrower's constituent documents, (B) is not in violation of any Applicable Law, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect and (C) is not in violation of or default under any Document to which it is a party, except to the extent that any such violation or default could not reasonably be expected to have a Material Adverse Effect.

                           (ii) Pledgor is the legal and beneficial owner of, and has good, marketable and valid title to, the Pledged Collateral, and none of the Pledged Collateral is subject to any Lien other than the Lien granted in favor of the Administrative Agent hereby, and no effective mortgage, deed of trust, Financing Statement, security agreement or other instrument similar in effect that is not a Security Document is on file or of record in the office of any Government Instrumentality with respect to any Pledged Collateral.

                           (iii) The execution, delivery and performance of this Agreement and the creation and grant of the Lien in favor of the Administrative Agent hereunder do not and will not (A) violate any Applicable Law with respect to Pledgor except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect, (B) violate, or result in a default under, the Borrower LLC Agreement or any other of Borrower's or of Pledgor's constituent documents, (C) violate, or result in a default under, any Document to which any of Pledgor or Borrower is a party, except to the extent that any such violation or default could not reasonably be expected to have a Material Adverse Effect, (D) result in or require the creation or imposition of any Lien on the Pledged Collateral other than the Lien in favor of the Administrative Agent granted hereby or as stated in
         (d)(ii) above, or (E) require an Approval from any Person that has not been obtained or that will not be obtained in due course.


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                  (e) PLEDGOR REQUIRED APPROVALS. All Approvals required for the execution, delivery and performance of this Agreement and the creation and grant of the Lien in favor of the Administrative Agent hereunder (collectively, the "PLEDGOR REQUIRED APPROVALS"), in each case that are required to be obtained on or prior to the date hereof have been obtained (except to the extent the failure to obtain such Approvals could not reasonably be expected to have a Material Adverse Effect), and Pledgor has no reason to believe that any of the Pledgor Required Approvals not yet obtained cannot or will not be obtained in the normal course of business as and when required and without significant expense. Pledgor has provided the Administrative Agent with a true, correct and complete copy of each Pledgor Required Approval obtained. All Pledgor Required Approvals obtained by Pledgor (i) are validly issued, (ii) are in full force and effect, (iii) are free from any condition or requirement that cannot be met or that could materially adversely affect Pledgor's ability to execute, deliver and perform its obligations under this Agreement and (iv) are not subject to pending appeal, review or cancellation. No proceeding or other action is pending or threatened in writing with respect to any Pledgor Required Approval.

                  (f) [RESERVED.]

                  (g) NO PROCEEDINGS. There is no pending or, to the knowledge of Pledgor, threatened action, suit, litigation, investigation, arbitration or other proceeding involving or affecting the Pledged Collateral before any Government Instrumentality, and the Pledged Collateral is not subject to any order, writ or injunction. There is no pending or, to the knowledge of Pledgor, threatened action, suit, litigation, investigation, arbitration or other proceeding involving or affecting Pledgor or any of its properties or assets before any Government Instrumentality, that could reasonably be expected to have a Material Adverse Effect. Pledgor is not subject to any order, writ or injunction that prohibits, enjoins or limits any aspect of the transactions contemplated by this Agreement or the Documents or that could reasonably be expected to have a Material Adverse Effect.

                  (h) NO ADVERSE AGREEMENTS. Pledgor is not a party to or affected by any charter, bylaw, partnership agreement, membership agreement or other constituent document, as the case may be, or any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect.

                  (i) INVESTMENT COMPANY REGULATION. Pledgor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Company Act of 1940, as amended.

                  (j) [RESERVED.]

                  (k) ENFORCEABILITY. The description of the Pledged Collateral contained in this Agreement is true, correct and complete and is sufficient to describe the Pledged Collateral and to create and attach (and to allow the perfection of) the Lien intended to be created by this Agreement. As of the date


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hereof, all necessary and appropriate deliveries, notices, recordings, filings and registrations have been made and effected or will be made and effected to perfect a First-Priority Lien on the Pledged Collateral in favor of the Administrative Agent in all relevant jurisdictions, and the Administrative Agent has and will have a duly and validly created, attached, perfected and enforceable First-Priority Lien on the Pledged Collateral in all relevant jurisdictions.

                  (l) PLEDGED INTERESTS AS SECURITY. The Pledged Interests (i) are represented by a certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of Borrower and (ii) are, or are of a type of, securities governed by
Article 8 of the UCC.

                  (m) FULL DISCLOSURE. To Pledgor's knowledge, the representations and warranties contained in this Agreement are true, correct and complete in all material respects as of the date made, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete as of such earlier date.

                  Section 7. AFFIRMATIVE COVENANTS. Pledgor covenants and agrees that, until the payment or satisfaction in full of the Secured Obligations (exclusive of any indemnification or other obligations which are expressly stated in any Loan Document to survive termination of the Loan Documents), it will perform and observe each of the following covenants:

                  (a) EXISTENCE. Pledgor will preserve and maintain in full force and effect its legal existence as a Delaware limited liability company, and qualify and remain qualified as a foreign limited liability company in each jurisdiction in which such qualification is necessary in view of its ownership of its interest in Borrower and any other of its property constituting Pledged Collateral, except to the extent that any non-qualification could not reasonably be expected to have a Material Adverse Effect.

                  (b) COMPLIANCE WITH LAWS, APPROVALS AND OBLIGATIONS. Pledgor will comply with this Agreement and all Pledgor Required Approvals and will comply in all material respects with all Applicable Laws and the other Documents to which it is a party. Pledgor will obtain and maintain in full force and effect all Pledgor Required Approvals required from time to time for the execution, delivery, performance or enforcement of this Agreement or the Lien created and granted in favor of the Administrative Agent hereunder. Pledgor will furnish the Administrative Agent with true, correct and complete copies of all Pledgor Required Approvals promptly after receipt thereof.

                  (c) PLEDGED COLLATERAL.

                           (i) Pledgor will maintain good and marketable title to the Pledged Collateral and will at all times warrant and defend its title to, and the Administrative Agent's Lien on, the Pledged Collateral against all claims other than the Administrative Agent's Lien thereon and Liens for Taxes permitted by the first sentence of
         Section 8(d).


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                           (ii) Pledgor will take all actions necessary to
         ensure that the Administrative Agent has and continues to have in all relevant jurisdictions a duly and validly created, attached, perfected and enforceable First-Priority Lien on the Pledged Collateral (including after-acquired Pledged Collateral). Pledgor will deliver possession of any Pledged Collateral, or cause control over any Pledged Collateral to be given, to the Administrative Agent or its designee promptly upon acquiring rights therein, to the extent the Administrative Agent is required to take or maintain possession or control thereof in order to perfect its security interest in such Pledged Collateral.

                  (d) [RESERVED.]

                  (e) RECORDS AND INSPECTION RIGHTS. Pledgor will keep and maintain at its address indicated in Section 6(c) true, correct and complete books and records related to the Pledged Interests. At any reasonable time and from time to time during normal business hours and upon at least seven days' advance notice to Pledgor by the Administrative Agent, Pledgor will permit the Administrative Agent and its representatives to examine and make copies of and abstracts from such books and records, and to discuss the affairs, finances and accounts of Pledgor directly with Pledgor's officers or managers, if any; PROVIDED, that, notwithstanding anything to the contrary herein provided, (i) so long as no Default or Event of Default has occurred and is continuing, Pledgor shall only be required to reimburse the Administrative Agent for costs with respect to one visit or inspection per calendar year and shall not be required to reimburse Lenders for costs with respect to visits or inspections.

                  (f) NOTICE REQUIREMENTS. Promptly and in any event within three (3) Business Days after Pledgor obtains knowledge thereof, Pledgor will give the Administrative Agent notice of the occurrence of any of the following events of which Pledgor has or acquires knowledge:

                           (i) any pending or threatened in writing claim, action, attachment, proceeding, suit, litigation, investigation or arbitration by any Person or before any Government Instrumentality involving or affecting Pledgor or any Pledged Collateral or, to Pledgor's knowledge, Borrower, that could reasonably be expected to have a Material Adverse Effect;

                           (ii) any termination, revocation, suspension or modification of any Pledgor Required Approval, or any action or proceeding that could reasonably be expected to result in any of the foregoing; or

                           (iii) any event or circumstance that could reasonably be expected to have a Material Adverse Effect.

In each notice delivered pursuant to this Section 7(f), Pledgor will include reasonable details concerning the occurrence that is the subject of such notice as well as Pledgor's proposed course of action, if any. Delivery of a notice pursuant to this Section 7(f) will not affect Pledgor's obligations under any other provision of any Document to which it is a party.


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                  (g) LITIGATION. In any claim, action, suit, litigation,
investigation, arbitration or other proceeding involving the Pledged Collateral that is brought by any Person other than the Administrative Agent, Pledgor will use commercially reasonable efforts to make all filings and responses in a timely manner, pursue all remedies and appeals, defend its rights and properties therein with diligence and take all lawful action to avoid impairment of the Administrative Agent's Lien or material impairment of the Administrative Agent's other rights under this Agreement.

                  (h) COSTS. Pledgor will bear all costs and expenses involved in complying with its obligations under Section 7 and Section 8 hereof.

                  Section 8. NEGATIVE COVENANTS. Pledgor covenants and agrees that, until the payment or satisfaction in full of the Secured Obligations (exclusive of any indemnification or other obligations which are expressly stated in any Loan Document to survive termination of the Loan Documents), it will perform and observe each of the following covenants:

                  (a) BUSINESS. Pledgor will not (i) make any material change in the nature of its business, or (ii) change the jurisdiction of its formation, without the Administrative Agent's prior written consent, which consent will not be unreasonably withheld or delayed.

                  (b) MERGERS AND SALES OF ASSETS. Except as otherwise permitted by the Loan Agreement, Pledgor will not:

                           (i) merge or consolidate with any Person, or liquidate or dissolve, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions), such a portion of its assets as would cause Pledgor's liabilities to exceed its assets or Pledgor otherwise to become insolvent; or

                           (ii) sell, convey, exchange, dispose of, assign, transfer, pledge or encumber, or grant any option, warrant or right with respect to, any of the Pledged Collateral, or agree or contract to do any of the foregoing except as may be specifically permitted by this Agreement.

                  (c) CONSTITUENT DOCUMENTS AND CONTRACTUAL OBLIGATIONS. Without the prior written consent of the Administrative Agent, which will not be unreasonably withheld or delayed, Pledgor will not (i) amend its articles of organization, operating agreement or other constituent documents in any material respect, (ii) amend any Document to which it is a party in any material respect or (iii) waive any provision of any of the foregoing.

                  (d) LIENS. Pledgor will not, and will not knowingly permit any other Person to, create, incur, assume or suffer to exist any Lien upon or with respect to any of the Pledged Collateral other than (i) the Lien created in favor of the Administrative Agent hereunder and (ii) Liens for Taxes if such


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Taxes (A) are not at the time delinquent and thereafter can be paid without penalty or (B) are being contested in good faith by appropriate proceedings with reserves established in accordance with GAAP and such Liens have been bonded over or do not involve any risk that a significant interest in or right to any Pledged Collateral may be sold, lost or forfeited or that the Lien created by this Agreement may be impaired. If foreclosure or enforcement of any Lien upon any of the Pledged Collateral (other than the Administrative Agent's Lien) is at any time initiated, the Administrative Agent will have the right, but not the obligation, to take any action it deems appropriate, including payment of the obligation secured by such Lien, and Pledgor will promptly upon demand reimburse or arrange to reimburse the Administrative Agent for all reasonable documented sums expended by the Administrative Agent in taking any such action.

                  (e) DISTRIBUTIONS. Pledgor will not take any action to cause Borrower to make, declare or pay any distributions, dividends or returns of capital, or purchase, redeem or otherwise acquire for value any membership interests or other ownership interests in Borrower now or hereafter outstanding, or make any distribution of assets or property to its members as such, except to the extent permitted by the Loan Documents.

                  (f) CAPITAL STOCK AND CHANGES IN CONTROL. Except as permitted pursuant to the terms of the Loan Agreement, Pledgor will not (i) permit Borrower to cancel or change the terms of the Pledged Interests, (ii) permit Borrower to authorize, create or issue any additional membership interests or ownership interests in Borrower, (iii) effect or permit any change of control of Borrower, except a change of control reflecting the Administrative Agent's acquisition of any ownership or other interests in Borrower in accordance with the Documents or (iv) approve or consent to the sale, conveyance, exchange, disposition, assignment, transfer, pledge or encumbrance of any ownership interest in Borrower by any Person, except for any sale, conveyance, exchange, disposition, assignment, transfer, pledge or encumbrance of any ownership interest in Borrower to or for the benefit of the Administrative Agent in accordance with the Documents.

                  Section 9. NATURE OF PLEDGOR'S OBLIGATIONS. Pledgor's obligations under this Agreement are independent of any obligation of Borrower, and separate action or actions may be brought and prosecuted against Pledgor whether or not such action or actions are brought or prosecuted against Borrower or any other Person and whether or not Borrower or any other Person is joined in any such action or actions. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), the Administrative Agent may proceed against the Pledged Collateral to collect and recover the full amount or any portion of the Secured Obligations so due and payable, without first proceeding against Borrower or against any other security or Collateral provided by Borrower or any other Person with respect to the Secured Obligations. Pledgor's obligations hereunder are independent of, and not in consideration of or contingent upon, the existence of any other guaranty of any or all of the Secured Obligations, and the release or cancellation of any such other guaranty will not affect Pledgor's obligations hereunder. Pledgor's


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obligations hereunder are in addition to its obligations under any other existing or future guaranties or agreements, each of which will remain in full force and effect until it is expressly modified or revoked by the Administrative Agent in writing or otherwise in accordance with its terms.

                  Section 10.  AUTHORIZATIONS.

                  (a) Pledgor irrevocably and unconditionally authorizes the Administrative Agent to:

                           (i) approve or consent to any amendment, renewal, restatement, termination, modification or revision of any Loan Document;

                           (ii) modify, amend, supplement or waive any provision of any Loan Document, including changing the terms and conditions of disbursement of Loan proceeds, renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on the Loans or any part thereof;

                           (iii) advance additional funds, extend additional credit or afford other financial accommodations to or for Borrower;

                           (iv) accelerate or postpone the time for performance of, or otherwise modify, amend, supplement or waive, any of the Secured Obligations, or grant a forbearance with respect thereto;

                           (v) take and hold other security for the performance of any Secured Obligation, accept additional or substituted security for the same and exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security;

                           (vi) apply any security for the performance of any Secured Obligation and direct the order or manner of sale thereof as the Administrative Agent, in its sole discretion, may determine;

                           (vii) release or discharge Borrower; and

                           (viii) accept, add, settle, compromise with, release or substitute endorsers, guarantors or other obligors of or with respect to the Secured Obligations.

                  (b) Pledgor authorizes the Administrative Agent, at any time and from time to time, without notice to or demand upon Pledgor, irrespective of any change in the financial condition of Borrower or Pledgor, and without affecting Pledgor's obligations hereunder, to perform any or all of the foregoing acts. Pledgor agrees that its obligations hereunder will not be impaired or affected by the performance by the Administrative Agent of any of such acts and that Pledgor will not be released by any act or event that might otherwise be deemed a legal or equitable discharge of a surety, it being the purpose and intent of the parties to this Agreement that the obligations of Pledgor hereunder will be absolute and unconditional under any and all circumstances.

                  (c) Nothing in this Section 10 will impair the rights of Borrower under the Loan Agreement.

                  Section 11. REINSTATEMENT. This Agreement will continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Administrative Agent or the Lenders in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent and the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or Borrower or upon the appointment of any intervener or conservator of, or agent or similar official for, Pledgor or Borrower or any of their respective assets, or otherwise, all as though such payments had not been made.

                  Section 12. ELECTION OF REMEDIES. Pledgor acknowledges and agrees that the exercise by the Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate Pledgor's right of subrogation and reimbursement against Borrower and that Pledgor may therefore incur a partially or wholly nonreimbursable liability hereunder. It is the intent and purpose of Pledgor that its obligations under this Agreement will be absolute, independent and unconditional under all circumstances. Accordingly, Pledgor (a) expressly authorizes the Administrative Agent to pursue its rights and remedies with respect to the Secured Obligations in any order or fashion it deems appropriate, in its sole and absolute discretion, and (b) to the extent permitted by Applicable Law, waives any defense arising out of the absence, impairment or loss of any or all rights of recourse, reimbursement, contribution or subrogation or any other rights or remedies of Pledgor against Borrower, any other Person or any security, except any defense of payment in full of the Secured Obligations, whether resulting from an election by the Administrative Agent to foreclose on any real property security by trustee's sale rather than judicial foreclosure, or from any other election of rights or remedies by the Administrative Agent or otherwise.

                  Section 13. INFORMATION CONCERNING BORROWER. Pledgor represents and warrants to the Administrative Agent that Pledgor owns all of the membership interests in Borrower and is in a position to have access to any and all relevant information bearing upon the present and continuing creditworthiness of Borrower and the risk that Borrower will be unable to pay the Secured Obligations when due. Pledgor waives any requirement that the Administrative Agent advise Pledgor of information known to the Administrative Agent regarding the financial condition or business of Borrower, or any other circumstance bearing upon the risk of non-performance of the Secured Obligations, and Pledgor assumes sole responsibility for keeping informed of each such condition and circumstance.

                  Section 14. SUBORDINATION. Pledgor subordinates all present and future indebtedness of Borrower to Pledgor (the "SUBORDINATED INDEBTEDNESS") to the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), the Administrative

Agent is authorized and empowered, in its sole and absolute discretion, to collect, enforce and submit claims in the name and on behalf of Pledgor in respect of the Subordinated Indebtedness and to apply any amounts received thereon to the Secured Obligations, and to require Pledgor to collect, enforce and submit claims in respect of the Subordinated Indebtedness and to remit any amounts received thereon to the Administrative Agent. All amounts received by Pledgor on account of any Subordinated Indebtedness after the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement) will be held in trust for the Administrative Agent and will, upon request of the Administrative Agent, be paid over to the Administrative Agent as security for or application to the Secured Obligations (whether such obligations are unmatured, contingent or otherwise) in accordance with the terms of the Loan Documents.

                  Section 15.  DIVIDEND AND VOTING RIGHTS.

                  (a) As long as no Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement) has occurred and is continuing, Pledgor will be entitled to exercise any and all voting and other consensual rights with respect to the Pledged Collateral for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents and to receive and retain any and all dividends and other payments in respect of the Pledged Collateral.

                  (b) Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), and after the Administrative Agent has given notice of such Event of Default to Pledgor, all rights of Pledgor to exercise voting and other consensual rights with respect to the Pledged Collateral and to receive dividends and other payments in respect of the Pledged Collateral will be suspended, and all such rights will immediately become vested solely in the Administrative Agent or its nominees. After the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), and after the Administrative Agent has given notice of such Event of Default to Pledgor, any dividends and other payments in respect of the Pledged Collateral received by Pledgor will be held in trust for the Administrative Agent, and Pledgor will keep all such amounts separate and apart from all other funds and property so as to allow identification of such amounts as the property of the Administrative Agent, and will deliver such amounts at such time as the Administrative Agent may reasonably request to the Administrative Agent in the identical form received, properly endorsed or assigned when required to enable the Administrative Agent to complete collection thereof.

                  Section 16. THE ADMINISTRATIVE AGENT'S RIGHTS UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with
Section 5.1(p) of the Loan Agreement), the Administrative Agent may, in its sole discretion and in addition to any other right or remedy provided for herein or otherwise available to it, take any or all of the following actions, in each case at Pledgor's expense and without prior notice to Pledgor except as required under Applicable Law:

                  (a) Declare, without presentment, demand, protest or notice of any kind (except as specifically required by any Loan Document), all of which Pledgor hereby expressly waives, the entire amount of Secured Obligations to be immediately due and payable, whereupon all of such Secured Obligations declared due and payable will be and become immediately due and payable.

                  (b) Exercise the powers of attorney set forth in Section 17 of this Agreement to manage (or designate another Person to manage) the operations, business and affairs of Borrower to the extent that Pledgor was theretofore entitled to manage such operations, business and affairs.

                  (c) Make such payments and do such acts as the Administrative Agent may deem necessary to protect, perfect or continue the perfection of the Administrative Agent's Lien on and against the Pledged Collateral, including (i) paying, purchasing, contesting or compromising any Lien that is, or purports to be, prior to or superior to the Administrative Agent's Lien, (ii) filing a copy of this Agreement and other documents in the office in which a record of the Lien on the Site created by the Mortgage is recorded, (iii) filing any transfer statement necessary to entitle the transferee to the transfer of record of all rights of Borrower in the Collateral referenced in such transfer statement and
(iv) commencing, appearing or otherwise participating in or controlling any action or proceeding purporting to affect the Administrative Agent's Lien.

                  (d) Foreclose on the Pledged Collateral as herein provided and in any manner permitted by Applicable Law. Pledgor hereby waives, to the extent permitted by Applicable Law, notice (other than notices expressly provided for hereunder) and judicial hearing in connection with the Administrative Agent's taking possession or commencing any collection, recovery, receipt, appropriation, repossession, retention, set-off, sale, leasing, licensing, conveyance, assignment, transfer or other disposition of or realization upon any or all of the Pledged Collateral, including any and all prior notice (other than notices expressly provided for hereunder) and hearing for any prejudgment remedy or remedies and any such right that Pledgor would otherwise have under the constitution or any statute or other law of the United States of America, the state of New York or any other state.

                  (e) Without notice, except as specified below or contemplated by any Loan Document, sell, lease, license or otherwise dispose of the Pledged Collateral, or any part thereof, in its then present condition or following any commercially reasonable preparation or processing. Any such disposition of the Pledged Collateral may be made by one or more contracts, in one or more parcels, at public or private disposition at any of the Administrative Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms that the Administrative Agent reasonably believes are commercially reasonable. Pledgor agrees that, to the extent notice of any such disposition is required by Applicable Law, at least 10 Business Days' written notice to Pledgor of the time and place of any public disposition or the time after which any private disposition is to be made will constitute reasonable notification. The Administrative Agent may purchase the Pledged Collateral at a public disposition or at a private disposition. The Administrative Agent will not be obligated to make any disposition of the Pledged Collateral regardless of notice of disposition having been given. The Administrative Agent may adjourn any public or private disposition from time to time by announcement at the time and place fixed therefor, and such disposition may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent will incur no liability as a result of the manner of disposition of the Pledged Collateral, or any part thereof, at any private disposition conducted in a commercially reasonable manner. Pledgor hereby waives, to the extent permitted by Applicable Law, any claims against the Administrative Agent arising by reason of the fact that the price at which the Pledged Collateral, or any part thereof, may have been disposed of at a private disposition was less than the price that might have been obtained at a public disposition or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received that the Administrative Agent deems to be commercially reasonable under the circumstances and does not offer the Pledged Collateral to more than one offeree. To the full extent permitted by Applicable Law, Pledgor will have the burden of proving that any such disposition of the Pledged Collateral was conducted in a commercially unreasonable manner. To the extent permitted by Applicable Law, Pledgor hereby specifically waives all rights of redemption, stay or appraisal that it has or may have under any Applicable Law now existing or hereafter enacted. Pledgor authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with a disposition of the Pledged Collateral pursuant to the provisions of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Pledged Collateral.

                  (f) In accordance with Applicable Law, accept the Pledged Collateral in full or partial satisfaction of the Secured Obligations.

                  (g) Exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the UCC and any relevant Applicable Law in any jurisdiction.

                  Section 17.  POWER OF ATTORNEY.

                  (a) Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), Pledgor irrevocably constitutes and appoints the Administrative Agent, with full power of substitution, as Pledgor's true and lawful attorney-in-fact, in the name of Pledgor or the Administrative Agent or otherwise, and at the expense of Pledgor, to take any or all of the following actions, without notice to or the consent of
Pledgor:

                           (i) take any or all of the actions described in
         Section 15 and Section 16 of this Agreement, and exercise any other right or power granted to the Administrative Agent under this Agreement or any other Pledgor Document;

                           (ii) transfer to, or register in the name of, the Administrative Agent or its nominees any or all of the Pledged Collateral;

                           (iii) perform or comply with any obligation or agreement that constitutes part of the Pledged Collateral;

                           (iv) endorse or execute and deliver any check, draft, note, acceptance or instrument, document, contract, agreement, receipt, release, bill of lading, invoice, endorsement, assignment, bill of sale, deed or instrument of conveyance or transfer constituting or relating to any Pledged Collateral;

                           (v) pay or discharge Taxes and Liens which are levied or placed on the Pledged Collateral and which are or are purported to be superior to the Administrative Agent's Lien;

                           (vi) assert, institute, file, defend, settle, compromise or adjust any claim constituting or relating to any Pledged Collateral; and

                           (vii) do any and all things necessary and proper to carry out the purposes of this Agreement or any other Pledgor Document.

                  (b) Pledgor recognizes and agrees that the power of attorney granted pursuant to this Section 17 is coupled with an interest and is not revocable. Pledgor ratifies and confirms all actions taken by the Administrative Agent or its agents pursuant to and in accordance with this power of attorney; PROVIDED that no such ratification will apply to acts of or on behalf of the Administrative Agent that constitute gross negligence or willful misconduct.

                  Section 18.  OTHER RIGHTS OF THE ADMINISTRATIVE AGENT.

                  (a) The Administrative Agent will have, with respect to the Pledged Collateral, in addition to the rights and remedies set forth in this Agreement, all of the rights and remedies available to a secured party under Applicable Law and under the UCC as in effect in the State of New York or the State of Delaware, whichever is applicable, as if such rights and remedies were fully set forth in this Agreement.

                  (b) The Administrative Agent may at any time and from time to time release or relinquish any right, remedy or Lien it has with respect to a particular item of Pledged Collateral without thereby releasing, relinquishing or in any way affecting its rights, remedies or Lien with respect to any other item of Pledged Collateral.

                  Section 19. REASONABLE CARE; STANDARDS FOR EXERCISING REMEDIES; MARSHALING COLLATERAL.

                  (a) The Administrative Agent will exercise the same degree of care hereunder as it exercises or would exercise in connection with similar transactions for its own account, but in all events reasonable care. The Administrative Agent will be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords or would accord collateral held by the Administrative Agent in similar transactions for its own account; PROVIDED, that it is expressly understood that the Administrative Agent will have no responsibility for taking any steps to preserve rights against any parties with respect to the Pledged Collateral. In furtherance of the foregoing, to the extent Applicable Law imposes on the Administrative Agent an obligation to exercise remedies in a commercially reasonable manner, Pledgor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (i) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare the Pledged Collateral for disposition, (ii) to fail to obtain third-party consents for access to Pledged Collateral to be disposed of, or to obtain or, if not required by other Applicable Law, fail to obtain governmental or third-party consents for the collection or disposition of Pledged Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Pledged Collateral or to remove Liens or encumbrances on or any adverse claims against Pledged Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Pledged Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Pledged Collateral through publications or media of general circulation, whether or not the Pledged Collateral is of a specialized nature,
(vi) to contact other Persons, whether or not in the same business as Pledgor, in connection with expressions of interest in acquiring all or any portion of the Pledged Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, whether or not the Pledged Collateral is of a specialized nature, (viii) to dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties,
(xi) to purchase insurance or credit enhancements to insure the Administrative Agent against the risk of loss, collection or disposition of Pledged Collateral or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Pledged Collateral.

                  (b) Without limiting the generality of the foregoing and except as otherwise provided by Applicable Law, the Administrative Agent will not be required to marshal any of the Pledged Collateral, or to resort to any item of Pledged Collateral in any particular order, and all of the Administrative Agent's rights hereunder and in respect of such Pledged Collateral will be cumulative and in addition to all other rights, however existing or arising. To the extent that Pledgor lawfully may, Pledgor hereby (i) agrees that it will not invoke any Law relating to the marshaling of collateral that might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or guaranteed and (ii) irrevocably waives the benefits of all laws and any and all rights to equity of redemption or other rights of redemption that it may have in equity or at law with respect to the Pledged Collateral.

                  Section 20. APPLICATION OF PROCEEDS. Any cash held by the Administrative Agent as Pledged Collateral and all cash proceeds received by the Administrative Agent from any realization upon Pledged Collateral may, in accordance with this Agreement and the other Loan Documents and in the sole discretion of the Administrative Agent, be held by the Administrative Agent as collateral security for the payment of the Secured Obligations or applied by the Administrative Agent in accordance with the Loan Agreement and the Loan Documents.

                  Section 21. THE ADMINISTRATIVE AGENT'S DUTIES. The grant to the Administrative Agent under this Agreement of any right or power does not impose upon the Administrative Agent any duty to exercise such right or power. The Administrative Agent will have no obligation to take any steps to preserve any claim or other right against any Person or with respect to any Pledged Collateral.

                  Section 22. EXCULPATORY PROVISIONS; RELIANCE BY THE ADMINISTRATIVE AGENT.

                  (a) EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates will be liable to Pledgor for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Loan Document, or responsible in any manner to any Person for any recitals, statements, representations or warranties made by Pledgor or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of Borrower or Pledgor, as applicable, to perform any of the Obligations. The Administrative Agent will not be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties or records of Pledgor. Notwithstanding anything to the contrary contained herein, neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates will be exonerated from any liability arising from its or their own gross negligence or willful misconduct.

                  (b) RELIANCE BY THE ADMINISTRATIVE AGENT. The Administrative Agent will be fully protected in relying upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, electronic mail, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to Pledgor and counsel to Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent will have no obligation to any Person to act or refrain from acting or exercising any of its rights under this Agreement; PROVIDED, that anything to the contrary contained herein notwithstanding, the Administrative Agent will be liable for its own gross negligence or willful misconduct.

                  Section 23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

                  Section 24. INTEGRATION. This Agreement and the other Pledgor Documents contain the complete agreement between Pledgor and the Administrative Agent with respect to the matters contained herein and therein and supersede all prior commitments, agreements and understandings, whether written or oral, with respect to the matters contained herein and therein.

                  Section 25. SEVERABILITY. Any provision of this Agreement or any other Pledgor Document that is invalid or prohibited in any jurisdiction will, as to such jurisdiction, be ineffective and severable from the rest of this Agreement or such other Pledgor Document to the extent of such invalidity or prohibition, without impairing or affecting in any way the validity of any other provision of this Agreement or such other Pledgor Document, or of such provision in other jurisdictions. The parties agree to replace any provision that is ineffective by operation of this Section 25 with an effective provision that as closely as possible corresponds to the spirit and purpose of such ineffective provision and this Agreement and the other Pledgor Documents as a whole.

                  Section 26. FURTHER ASSURANCES. At any time and from time to time upon the request of the Administrative Agent, Pledgor will execute and deliver such further documents and instruments and do such other acts as the Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement, to create, perfect, maintain and preserve the Administrative Agent's First Priority Lien on the Pledged Collateral, to facilitate any sale of or other realization upon Pledged Collateral in accordance with this Agreement and the other Loan Documents, to make any sale of or other realization upon Pledged Collateral in accordance with this Agreement and the other Loan Documents valid, binding and in compliance with Applicable Law, and to provide for the payment of the Secured Obligations in accordance with the terms of the Loan Documents (except, in each case, to the extent that this Agreement specifically provides that such action is not required). Pledgor will execute, acknowledge where appropriate and deliver, and cause to be executed, acknowledged where appropriate and delivered, from time to time promptly at the request of any successor Administrative Agent hereunder, such restatements and/or amendments to this Agreement or other instruments or documents as, in the reasonable determination of the successor Administrative Agent, are necessary to carry out the intent and purpose of this Agreement.

Pledgor irrevocably constitutes and appoints the Administrative Agent, with full power of substitution, as Pledgor's true and lawful attorney-in-fact, in the name and on behalf of Pledgor, and at Pledgor's expense, to execute and deliver any documents and instruments and to do and to perform any acts referred to in this Section 26, upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement) and in the event that Pledgor does not do so promptly upon the Administrative Agent's request therefor. This power of attorney is a power coupled with an interest and cannot be revoked.

                  Section 27. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement, or consent to any departure by Pledgor from the terms hereof, will be effective unless it is in writing and signed by Pledgor and the Administrative Agent. A waiver or consent granted pursuant to this
Section 27 will be effective only in the specific instance and for the specific purpose for which it is given.

                  Section 28. NO WAIVER; REMEDIES CUMULATIVE. The waiver of any right, breach or default under this Agreement by the Administrative Agent must be made specifically and in writing. Subject to the foregoing, no failure on the part of the Administrative Agent to exercise, and no forbearance or delay in exercising, any right under this Agreement will operate as a waiver thereof; no single or partial exercise of any right under this Agreement will preclude any other or further exercise thereof or the exercise of any other right; and no waiver of any breach of or default under any provision of this Agreement will constitute or be construed as a waiver of any subsequent breach of or default under that or any other provision of this Agreement. No notice to or demand upon Pledgor will entitle Pledgor to any further, subsequent or other notice or demand in similar or any other circumstances. Each of the rights and remedies of the Administrative Agent under this Agreement is cumulative and not exclusive of any other right or remedy provided or existing by agreement or under Applicable Law.

                  Section 29.  SUCCESSORS AND ASSIGNS.

                  (a) This Agreement will be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and permitted assigns. Pledgor will execute, acknowledge where appropriate and deliver, and cause to be executed, acknowledged where appropriate and delivered, from time to time promptly at the request of any successor Administrative Agent hereunder such restatements and/or amendments to this Agreement or other instruments or documents as in the reasonable determination of such successor Administrative Agent are necessary to carry out the intent and purpose of this Agreement. In the event of any assignment or transfer by any instrument evidencing all or any part of the Obligations, the holder of such instrument will be entitled to the benefits of this Agreement to the extent of the Secured Obligation so assigned or transferred.

                  (b) Pledgor has no right to assign its rights or interest, or delegate its duties or obligations, under this Agreement without the prior written consent of the Administrative Agent, which consent will not be unreasonably withheld or delayed.

                  (c) The Administrative Agent has the right to transfer, assign, pledge and grant participations in its rights and interests in and under this Agreement as described in Section 8.7(c) of the Loan Agreement.

                  Section 30. NO AGENCY. Pledgor is not a representative of the Administrative Agent, and is not authorized to act on behalf of or bind the Administrative Agent in any way.

                  Section 31. NO THIRD PARTY BENEFICIARIES. Except as otherwise expressly stated herein, this Agreement is intended to be solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not intended to and will not confer any rights or benefits on any third party.

                  Section 32.  [RESERVED.]

                  Section 33. INDEMNIFICATION. Pledgor will defend, indemnify and hold harmless the Administrative Agent and its officers, directors, employees, agents and advisors from and against any and all costs, expenses, disbursements, liabilities, obligations, losses, damages, injunctions, judgments, suits, actions, causes of action, fines, penalties, claims and demands, of every kind or nature (including without limitation reasonable attorneys' fees and expenses) (herein collectively called the "INDEMNIFIED LIABILITIES") that are occasioned by or result from or in connection with any of the terms, agreements or covenants to be performed by Pledgor or any party thereto under this Agreement, other than Indemnified Liabilities to the extent resulting from the Administrative Agent's gross negligence or willful misconduct; PROVIDED that, this indemnity will expire three (3) years after the repayment in full of the Obligations.

                  Section 34. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO).

                  Section 35. WAIVER OF JURY TRIAL. PLEDGOR AND ADMINISTRATIVE AGENT, AS BETWEEN THEM, WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREBY OR EFFECTED PURSUANT HERETO, ANY DEALINGS OR COURSE OF DEALING BETWEEN THEM RELATING IN ANY WAY TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY STATEMENTS OR ACTIONS OF ANY OF THEM OR THEIR AFFILIATES. Each of the parties acknowledges and agrees that this waiver is a material inducement to enter into the business relationship contemplated by this Agreement and that each has relied on this waiver in entering into this Agreement to which it is a party and will continue to rely on this waiver in its future dealings with the other parties. The scope of this waiver is intended to be all-encompassing, and this waiver will apply to all Claims, of any nature whatsoever, whether deriving from contract, arising by law, based on tort or otherwise. PLEDGOR AND ADMINISTRATIVE AGENT HAVE MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND THIS WAIVER WILL BE IRREVOCABLE. THIS WAIVER WILL ALSO APPLY TO ALL AMENDMENTS, SUPPLEMENTS, RESTATEMENTS, EXTENSIONS AND MODIFICATIONS OF THIS AGREEMENT. In the event of litigation, relevant portions of this Agreement may be filed as a written consent to a trial by the court.

                  Section 36. CONSENT TO JURISDICTION. Pledgor hereby irrevocably submits to the jurisdiction of any New York state or United States federal court sitting in the Borough of Manhattan over any action or proceeding arising out of or relating to any Claim, and Pledgor hereby irrevocably agrees that all Claims in respect of such action or proceeding may be heard and determined in such New York state or United States federal court. Pledgor irrevocably waives any objection that it may now or hereafter have to the laying of venue in such forums and agrees not to plead or claim that any such action or proceeding brought in any such New York state or United States federal court has been brought in an inconvenient forum. Pledgor hereby irrevocably appoints the Process Agent as its agent to receive on behalf of Pledgor and its property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Pledgor at the address of the Process Agent and Pledgor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. In addition and as an alternative method of service, Pledgor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Pledgor at its address set forth in Section 38. Pledgor agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Section 36 will affect the right of the Administrative Agent to serve legal process in any other manner permitted by Law or affect the right of the Administrative Agent to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction. If for any reason the Process Agent ceases to be available to act as Process Agent, Pledgor agrees promptly upon receiving knowledge of that fact to appoint a replacement Process Agent satisfactory to the Administrative Agent.

                  Section 37. CONFIDENTIALITY. The Administrative Agent and Pledgor agree to use reasonable efforts to keep confidential the Documents and each document and all information delivered to them by the other party to this Agreement and marked "confidential." Notwithstanding the foregoing, each party will be permitted to disclose confidential documents and information (a) to another party, (b) to its Affiliates, advisers and consultants, (c) to prospective participants or prospective purchasers or transferees of interests in Notes and their respective affiliates, advisers and consultants, (d) to any Government Instrumentality having jurisdiction over such party, (e) in response to any subpoena or other legal process or to comply with Law, (f) to the extent reasonably required in connection with any litigation to which such party is a party, (g) to the extent reasonably required in connection with the exercise of its rights or remedies under any Loan Document or (h) to the extent such documents or information already have been publicly disclosed by another Person. Each prospective participant, purchaser and transferee and each adviser and consultant to which confidential documents or information is disclosed will be required to execute a confidentiality agreement containing the provisions of this Section 37.

                  Section 38. NOTICES. All notices, consents, certificates, waivers, documents and other communications required or permitted to be delivered to any party under the terms of this Agreement (a) must be in writing,
(b) must be personally delivered, transmitted by an internationally recognized courier service or transmitted by facsimile and (c) must be directed to such party at its address or facsimile number set forth below. All notices will be deemed to have been duly given and received on the Business Day of delivery if delivered personally, three (3) days after delivery to the courier if transmitted by courier, or the date of transmission with telephone confirmation if transmitted by facsimile, whichever occurs first. Any party may change its address or facsimile number for purposes hereof by notice to all other parties.

                  For Pledgor:           Pacific Ethanol Holding Co. LLC
                                         5711 N. West Avenue
                                         Fresno, California 93711
                                         Facsimile:  (559) 435-1478

                  With a copy to:        Latham & Watkins LLP
                                         885 Third Avenue
                                         Suite 1000
                                         New York, New York 10022-4834
                                         Attention:  Jeffrey B. Greenberg, Esq.
                                         Facsimile:  (212) 751-4864

                  For the Administrative
                  Agent:                 Hudson United Capital, A Division of TD
                                         Banknorth, N.A.
                                         101 Post Road East
                                         Westport, Connecticut  06880
                                         Attention:  Mr. Jerome P. Peters, Jr.
                                         Facsimile:  (203) 291-6652

                  Section 39. RELEASE OF LIENS. Upon the payment or satisfaction in full of all Secured Obligations (exclusive of any indemnification or other obligations which are expressly stated in any Loan Document to survive termination of the Loan Documents), or as otherwise mutually agreed, the Administrative Agent will, promptly upon the written request of Pledgor and at Pledgor's expense, take all reasonable measures, or authorize the taking of such measures, to effect or evidence the release of the Pledged Collateral from the Lien created hereby.

                  Section 40. WAIVER OF DEFENSES. To the extent permitted by Applicable Law, Pledgor unconditionally and irrevocably waives:

                  (a) any right to require the Administrative Agent to proceed against Borrower, to proceed against any other Person, to proceed against or exhaust any security held by the Administrative Agent or to pursue any other remedy in the Administrative Agent's power before proceeding against the Pledged Collateral or Pledgor or exercising the Administrative Agent's rights and remedies under Pledgor Documents;

                  (b) any defense arising by reason of any disability or other similar defense of Borrower or by reason of any invalidity, ineffectiveness or unenforceability of any or all of the Secured Obligations or any Loan Document;

                  (c) diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, notice of the creation or incurring of new or additional indebtedness of Borrower to the Administrative Agent, notice of acceptance of this Agreement and notices of any other kind whatsoever;

                  (d) the filing of any claim with any court in the event of a receivership or bankruptcy;

                  (e) the benefit of any statute of limitations affecting Pledgor's obligations under any Pledgor Document or the enforcement thereof;

                  (f) any defense based upon any taking, modification, impairment or release of any collateral or guaranty for any Secured Obligation, or any failure to perfect any security interest in or any other act or omission with respect to any collateral or guaranty securing payment or performance of any Secured Obligation;

                  (g) any defenses or benefits that may be derived from or afforded by Applicable Law that limit the disability of or exonerate guarantors or sureties, or that may conflict with the terms of this Agreement; and

                  (h) any offset or counterclaim or other right, defense or claim based on, or in the nature of, any obligation now or hereafter owed to Pledgor by Borrower or the Administrative Agent.


           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Member Interest Pledge Agreement to be signed on the date first above written.


                            PACIFIC ETHANOL HOLDING CO. LLC,
                            as Pledgor


                            By /S/ RYAN TURNER
                               ------------------------------------------------
                               Name:
                               Title:



                            HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A., as the Administrative Agent


                            By /S/ JEROME P. PETERS, JR.
                               ------------------------------------------------
                               Name:  Jerome P. Peters, Jr.
                               Title:  Senior Vice President